UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2018
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
____________________

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
As described in Item 5.07 below, on July 13, 2018, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at which the stockholders of the Company approved (i) the amendment and restatement of the Inseego Corp. 2009 Omnibus Incentive Compensation Plan (the “Incentive Compensation Plan”) to, among other things, increase the number of shares issuable under the plan by 3,200,000 and extend the term of the plan and (ii) an amendment to the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan (the “Purchase Plan”), which increases the number of shares issuable under the plan by 250,000.
The descriptions of the Incentive Compensation Plan and the Purchase Plan contained herein and in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 30, 2018 (the “Proxy Statement”) are qualified in their entirety by reference to the full text of the Incentive Compensation Plan and the Purchase Plan, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On July 13, 2018, the Company held the Annual Meeting at which the stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Proxy Statement:

1.	Election of Director. By the vote reflected below, the stockholders elected Robert Pons to serve as a director for a three year term expiring at the 2021 annual meeting of stockholders.

2.
Approval of an Amendment and Restatement of the Incentive Compensation Plan. By the vote reflected below, the stockholders approved an amendment and restatement of the Incentive Compensation Plan, which among other things, increases the number of shares issuable under the plan by 3,200,000 and extends the term of the plan.

3.
Approval of an Amendment to the Purchase Plan. By the vote reflected below, the stockholders approved an amendment of the Purchase Plan, which increases the number of shares issuable under the plan by 250,000.

4.	Approval of the Rights Plan (the “Rights Plan”). By the vote reflected below, the stockholders approved the Rights Plan, as disclosed in the Proxy Statement relating to the Annual Meeting.

5.
Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement relating to the Annual Meeting.

6.
Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for 2018. By the vote reflected below, the stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)	O/S (%)
Election of Director
Robert Pons	ELECTED	For	18,374,257	79.94	30.83
		Withheld	4,610,408	20.06	7.74
		Non-Votes	26,391,610		44.28
Approval of an Amendment and Restatement of the Incentive Compensation Plan	APPROVED	For	20,635,910	89.78	34.63
		Against	2,236,556	9.73	3.75
		Abstain	112,199	0.49	0.19
		Non-Votes	26,391,610		44.28
Approval of an Amendment to the Purchase Plan	APPROVED	For	21,962,516	95.55	36.86
		Against	925,469	4.03	1.55
		Abstain	96,680	0.42	0.16
		Non-Votes	26,391,610		44.28
Approval of the Rights Plan	APPROVED	For	22,174,086	96.47	37.21
		Against	700,489	3.05	1.18
		Abstain	110,090	0.48	0.18
		Non-Votes	26,391,610		44.28
Advisory Vote on Executive Compensation	APPROVED	For	22,080,547	96.07	37.05
		Against	726,933	3.16	1.22
		Abstain	177,185	0.77	0.30
		Non-Votes	26,391,610		44.28
Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for 2018	APPROVED	For	48,293,891	97.80	81.04
		Against	990,758	2.01	1.66
		Abstain	91,626	0.19	0.15
		Non-Votes	—		—

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this report:

10.1	Inseego Corp. 2018 Omnibus Incentive Compensation Plan.

10.2	Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan.

10.3
Rights Agreement, dated as of January 22, 2018, between Inseego Corp. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on January 22, 2018).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Stephen Smith
Stephen Smith
Executive Vice President and Chief Financial Officer

Date: July 18, 2018